TIDEWATER
Quinn P. Fanning
Quinn P. Fanning
Executive VP, CFO
Executive VP, CFO
Joseph M. Bennett
Joseph M. Bennett
Executive VP & Chief
Executive VP & Chief
Investor Relations Officer
Investor Relations Officer
Calyon Energy Forum 2009
Calyon Energy Forum 2009
May 13, 2009
Exhibit 99.1

TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1900
New Orleans, LA 70130
Phone:
504.568.1010
|  Fax:
504.566.4580
|  Web:
www.tdw.com
|  Email:
connect@tdw.com
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the
Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; instability of global financial markets and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and enforcement of laws related to the environment, labor and foreign corrupt practices. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and
10-Q’s.

SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
3
0.00
0.25
0.50
0.75
1.00
2001 2002 2003 2004 2005 2006
Calendar Years
2007
TIDEWATER
DOW CHEMICAL
DUPONT
EXXON/MOBIL
BP
Total Recordable Incident Rates

TIDEWATER TODAY
TIDEWATER TODAY
Solid safety record
Unmatched global footprint
Strong balance sheet
Entire fleet earning solid returns
Continuing to invest in new vessels
Disciplined investment and capital management

TIDEWATER TOMORROW
TIDEWATER TOMORROW
Younger fleet with expanded capabilities
Increased international presence
Well positioned to generate solid returns through
oilfield cycle
Disciplined, EVA-based investments

OUR STRATEGY
OUR STRATEGY
(Not much has changed!)
(Not much has changed!)
Maintain maximum financial flexibility to deal with
uncertainties
Selectively deploy cash to renew fleet with expanded
capabilities
React to current & future business environments to
provide solid profits and cash flow
Right acquisitions, right price, right time
Opportunistically utilize balance sheet strength
Consistently focus on creating shareholder value

MANY UNANSWERED
MANY UNANSWERED
QUESTIONS AT THIS TIME
QUESTIONS AT THIS TIME
How will the current financial crisis impact our
industry?
What will oil and gas prices do?
How sensitive is hydrocarbon demand to
commodity prices?
New Administration’s philosophy regarding
hydrocarbons?
Where is E&P spending headed?
How will global economic concerns impact vendors
(i.e., shipyards)?  Impact on current rig and vessel
backlogs?
How will vessel pricing be impacted?

TDW’s FINANCIAL STABILITY
TDW’s FINANCIAL STABILITY
DURING TRYING TIMES
DURING TRYING TIMES
Cash on the balance sheet
Low debt
Undrawn revolving credit facility
Manageable new construction backlog
Solid customer base (large exposure to NOC’s and
IOC’s)
Good contract coverage

STRONG BALANCE SHEET
STRONG BALANCE SHEET
$300 $300 Long-term Debt*
$1,930 $2,245 Stockholders’ Equity
1.5% 2.1% Net Debt* to Total Cap
$270            $251 Cash
March 2008 March 2009
(in Millions)
(in Millions)
Further Proof of Our Discipline and Sound Business Strategy
Further Proof of Our Discipline and Sound Business Strategy
Approx. $551m of Available Liquidity at 3/31/09 (Cash plus $300m
Approx. $551m of Available Liquidity at 3/31/09 (Cash plus $300m
Revolver)
Revolver)
* Excludes $10.1 million at March 31, 2008, of total capitalized lease obligations.

SELECTED FINANCIAL
SELECTED FINANCIAL
HIGHLIGHTS
HIGHLIGHTS
(in Thousands, Except Per Share Data)
(in Thousands, Except Per Share Data)
Years Ended
$6.39 $7.89 Earnings Per Share
$348,763 $406,898 Net Earnings
$489,491 $526,435
Net Cash from
Operations
$354,022 $473,675 Capital Expenditures
$1,270,171 $1,390,835 Revenues
3/31/08 3/31/09
12/31/08 quarterly EPS and 3/31/09 quarterly EPS were the two highest in
12/31/08 quarterly EPS and 3/31/09 quarterly EPS were the two highest in company’s history
company’s history

RETURNING VALUE
RETURNING VALUE
TO SHAREHOLDERS
TO SHAREHOLDERS
SHARE REPURCHASE PROGRAM
Current repurchase authority of $200 MM
Since 8/05, have repurchased 9.5 MM shares for $516.2 MM
DIVIDENDS
Recent dividend declaration increased from
$.15/share/quarter to $.25/share/quarter
One of eight OSX companies paying dividends
Current 2.3% yield (highest among OSX companies)

VESSEL POPULATION
VESSEL POPULATION
BY OWNER
BY OWNER
(Includes AHTS and PSV’s only)
(Includes AHTS and PSV’s only)
Source: ODS-Petrodata and Tidewater
Estimated as of March 2009
Estimated as of March 2009
Tidewater Competitor #1 Competitor #2 Competitor #3 Competitor #4 Avg. All Others
(1,535 total vessels
for 300+ owners)
Competitor # 5
291
91
63
5
78
74
63

Estimated as of March 2009
Source: ODS-Petrodata and Tidewater
(Includes AHTS and PSV’s only)
13
GLOBAL VESSEL
GLOBAL VESSEL
FLEET BY AGE
FLEET BY AGE
0
20
40
60
80
100
120
140
160
180
200
1965 1970 1975 1980 1985 1990 1995 2000 2005
As of 3/31/09, there are
As of 3/31/09, there are
approximately 688 additional AHTS
approximately 688 additional AHTS
and PSV’s under construction
and PSV’s under construction
Of the total 2,195 vessels, 344 vessels are 30+ yrs old,
Of the total 2,195 vessels, 344 vessels are 30+ yrs old,
another
another
520
520
are
are
25-29
25-29
yrs
yrs
old,
old,
and
and
94
94
are
are
20-24
20-24
yrs
yrs
old
old
(Includes AHTS and PSV’s only)
Estimated as of March 2009
Source: ODS-Petrodata and Tidewater

VESSEL / RIG RATIO
VESSEL / RIG RATIO
Source: ODS-Petrodata and Tidewater
Estimated as of March 2009
Current Vessel Demand Dynamics:
2,195 Global Vessel Count (AHTS & PSV only)
579 Global Working Rigs
3.8 Vessel to Rig Ratio
Possible Incremental Vessel Demand:
169 New rigs under construction
(???Cancellations???)

WORKING RIG COUNTS
WORKING RIG COUNTS
Jackups Semi Drillships
June 2008 379 145 30
March 2009 338 154 36
     Variance (41) 9 6
15
GOM accounts for 32 of the 41 working jackup count variance
GOM accounts for 32 of the 41 working jackup count variance
Source: ODS-Petrodata and Tidewater
Source: ODS-Petrodata and Tidewater

Unique global footprint; 50+ years of Int’l experience
For FY ‘09, Int’l was 89.2% of revenues & 92.6% of profits
44 of current newbuilds in Int’l yards
Longer contracts, better utilization, higher dayrates for new
& traditional vessels operating in Int’l markets
Solid customer base of NOC’s and IOC’s
INTERNATIONAL STRENGTH
INTERNATIONAL STRENGTH

CURRENT REVENUE MIX
CURRENT REVENUE MIX
Quality of Customer Base
Quality of Customer Base
NOC's
23%
Others
37%
Super Majors
40%
17
Our top 10 customers (5 Super Majors, 4 NOC’s and one
Our top 10 customers (5 Super Majors, 4 NOC’s and one
large independent) currently account for 60% of our revenue
large independent) currently account for 60% of our revenue

Active Vessel Count By Region
(excludes stacked vessels)
North America
25 (7%)
North America
25 (7%)
Central/South
America
98 (28%)
Central/South
America
98 (28%)
West Africa
137 (39%)
West Africa
137 (39%)
Far East
51 (15%)
Far East
51 (15%)
Europe/M.E.
37 (11%)
Europe/M.E.
.
37 (11%)
37 (11%)
(11%)
TIDEWATER TODAY
TIDEWATER TODAY
INTERNATIONAL STRENGTH
INTERNATIONAL STRENGTH
93% International       7% Domestic
93% International       7% Domestic
(vs. 65% International and 35% Domestic ten years ago) (vs. 65% International and 35% Domestic ten years ago)

RIGS CONTRACTED BY
RIGS CONTRACTED BY
OUR TOP 10 CUSTOMERS
OUR TOP 10 CUSTOMERS
19
* PEMEX alone has 31 of the 94 jackups
* PEMEX alone has 31 of the 94 jackups
Source: ODS-Petrodata and Tidewater
Source: ODS-Petrodata and Tidewater
Jackups Semi Drillships
March 2009 working rigs 338 154 36
Working for top 10 customers 94 * 76 20
28% 49% 56%

GROWING INDUSTRY’S
GROWING INDUSTRY’S
LARGEST NEW FLEET
LARGEST NEW FLEET
Ability to support continued fleet renewal and growth
(Fiscal 2008 CapEx of $354 MM and Fiscal 2009
of $474 MM), although cautious given current banking
environment
Current environment may present opportunities to utilize
our financial strength
Funding with internal cash flow and available credit
Always weigh build vs. buy criteria
Making progress with fleet average age
Strive for a Balance Between
Strive for a Balance Between
Performance, Growth and Financial Strength
Performance, Growth and Financial Strength

LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
Vessel Commitments Jan. ’00 –
Vessel Commitments Jan. ’00 –
March ‘09
March ‘09
$1,355m 72 PSV’s
$2,889m
(2)
207 TOTALS:
(1)
$275m  65 Crewboats & Tugs
$1,259m 70 AHTS
Estimated Cost Vessel Count
At 3/31/09, 142 new vessels in fleet with 5.2 year average age
At 3/31/09, 142 new vessels in fleet with 5.2 year average age
(1) Includes vessels added to the fleet financed by bareboat charter.
(2) $2,290m funded through 3/31/09.
*Excludes ENSCO fleet acquisition effected April 1, 2003.

Estimated delivery schedule – 26 in FY’ 10, 7 in FY’ 11, 11 in FY’ 12 and 2 thereafter.
CAPX of $327m in FY’ 10, $128m in FY’ 11, $133m in FY’ 12 and $12m in FY’ 13

LARGEST NEW FLEET IN THE
LARGEST NEW FLEET IN THE
INDUSTRY
INDUSTRY
…
…
AND
AND
COUNTING
COUNTING
Building vessels
worldwide
Due diligence focused
on yards
Tidewater staff
supervise on site
Vessels Under Construction
Vessels Under Construction
46 Total
25 PSV
5 Crew and Tug
16 AHTS
Count
Our approach to managing construction
Our approach to managing construction
As of March 31, 2009

IMPROVING AVERAGE AGE
IMPROVING AVERAGE AGE
OF TIDEWATER FLEET
OF TIDEWATER FLEET
23
Assumptions:  1) Average 45 vessel disposals per year in future (averaged 47 per year last three years).
2) Include 46 vessels under construction in year delivered plus additional newbuilds/acquisitions from approximately $500 million per year of future commitments.
Tidewater is not committed to spending $500 million annually, but this level is used as an assumption in estimating average fleet age in the future.
20
20
20
20
20
20 20
20
20
20
19
19
17
17
16
16
14
14
12
12
0
100
200
300
400
500
600
3/31/2004
Actual
3/31/2005
Actual
3/31/2006
Actual
3/31/2007
Actual
3/31/2008
Actual
12/31/2008
Actual
12/31/2009
Estimate
12/31/2010
Estimate
12/31/2011
Estimate
12/31/2012
Estimate
5
10
15
20
25

$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Fiscal Years
38.6% 37.6%
46.5%
41.9%
38.7%
49.1%
54.6%
51.9%
24
FLEET CASH
FLEET CASH
OPERATING MARGINS
OPERATING MARGINS
60%
50%
40%
30%
20%
10%
New Vessels
Traditional Vessels
Note: Cash operating margins are defined as vessel revenue less vessel operating expenses.
36.9%
Total Fleet
Operating Margin %
When delivered, the 46 vessels currently under construction, using today’s dayrates, utilization, operating costs and share count, should generate approximately $200 - $250 million of cash operating margin.
51.3%

FINANCIAL STRATEGY
FINANCIAL STRATEGY
Renew
Renew
Fleet
Fleet
Maintain Financial
Maintain Financial
Strength
Strength
Deliver
Deliver
Results
Results
Focused on Long Term Shareholder Value
Focused on Long Term Shareholder Value

Quinn P. Fanning
Quinn P. Fanning
Executive VP, CFO
Executive VP, CFO
Joseph M. Bennett
Joseph M. Bennett
Executive VP & Chief
Executive VP & Chief
Investor Relations Officer
Investor Relations Officer
May 13, 2009
Calyon Energy Forum 2009
Calyon Energy Forum 2009
TIDEWATER

27 APPENDIX APPENDIX

$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008 Fiscal 2009
SIGNIFICANT
SIGNIFICANT
EARNINGS GROWTH
EARNINGS GROWTH
28
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in
Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels.
EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.
$1.03
$1.78
$3.33
$5.94
50% Five-Year Compounded
50% Five-Year Compounded
Annual Earnings Growth Rate
Annual Earnings Growth Rate
FY End Stock Price  $28.13 $38.86         $55.23         $58.58         $55.11 $37.13
$6.39
$7.89

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
110%
Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008 Fiscal 2009
29
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
DAYRATES
DAYRATES
Growth
Growth
Total Dayrate Growth from FY‘04  +104%
Total Dayrate Growth from FY‘04  +104%

40%
50%
60%
70%
80%
90%
3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 6/08 9/08 12/08 3/09
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
30
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $10.1M in revenue
1% change in utilization = $16.9M in revenue
* Dayrate and utilization information is for all classes of vessels operating international.

Traditional Vessels
New Vessels
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
DAYRATES
DAYRATES
* Dayrate information is for all classes of vessels operating international.
$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 6/08 9/08 12/08 3/09

0%
20%
40%
60%
80%
100%
120%
140%
Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008 Fiscal 2009
32
DOMESTIC VESSEL
DOMESTIC VESSEL
DAYRATES
DAYRATES
Total Growth Percentage
Total Growth Percentage
Total Dayrate Growth from FY’
Total Dayrate Growth from FY’
04 + 136%
04 + 136%

40%
50%
60%
70%
80%
90%
3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 6/08 9/08 12/08 3/09
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
33
DOMESTIC VESSELS
DOMESTIC VESSELS
Dayrates and Utilization
Dayrates and Utilization
* Dayrate and utilization information is for all classes of vessels operating in the U.S.

$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 6/08 9/08 12/08 3/09
34
Traditional Vessels
New Vessels
DOMESTIC VESSEL
DOMESTIC VESSEL
DAYRATES
DAYRATES
* Dayrate information is for all classes of vessels operating in the U.S.

SUPERIOR OPERATING
SUPERIOR OPERATING
CAPABILITIES DRIVE OUR
CAPABILITIES DRIVE OUR
COMPETITIVE ADVANTAGE
COMPETITIVE ADVANTAGE
Superior operating performance
Superior operating performance
– Safety-oriented culture
– Deep knowledge of customer needs
International scope and relationships
International scope and relationships
– Worldwide market presence
(over 60 countries)
– Long-term relationships with major operators
(Over 200 customers)
Attractive fleet
Attractive fleet
– Most new vessels in industry
– Wide range of equipment types
Cost efficient management
Cost efficient management
– “Lean” operations and overhead
– Aggressive construction cost management

Considerations:
Considerations:
Considerations:
36
VESSEL ACQUISITION
VESSEL ACQUISITION
ALTERNATIVES
ALTERNATIVES
Buy Existing
Buy Existing Construct New
Construct New
Buy Fleet
Buy Fleet
(e.g., Buy Company)
(e.g., Buy Company)
Considerations:
Usually one-off
purchases, often to
match specific client
needs
Immediate delivery
Entry price at “full”
market rate
Considerations:
Built to Tidewater
quality standards
18 + months to delivery
Potential shipyard
backlog
Contract terms (e.g.,
fixed price, LDs, etc.)
Resource requirements
to oversee construction
Considerations:
Quality of equipment
Existing contracts
Potential synergies
Potential divestiture of
non core assets
Potential premium
Execution risk
Value creation potential
vs. alternatives

CONSIDERATIONS IN DESIGNING
CONSIDERATIONS IN DESIGNING
OUR “OPTIMAL”
OUR “OPTIMAL”
VESSEL MIX
VESSEL MIX
Custom/
Specialized
Standardized
Small
Ultra big
Renew
existing
Expand to
niche markets
Drilling,
production
Subsea,
maintenance,
LNG etc.
Cycle timers
Invest
across
cycle
*Arrows are illustrative of Tidewater’s current views;  they should not be interpreted  as excluding other points on the continuums in the future.
Vessel Type
Vessel Type
Specifications
Specifications
Operating Capabilities
Operating Capabilities
End Users
End Users
Supply/Demand
Supply/Demand
TDW*
TDW*

0

300
400
500
Active Fleet Dispositions
38
Net vessels added to the fleet since January 2000, including 46 vessels under construction at 3/31/09.
* Since 4/01/05, 38 vessels have been scrapped and 147 have been sold.
* Total fleet count excludes 61 stacked vessels as of 3/31/09.
Out With the Old –
Out With the Old –
In With the New
In With the New
LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
(as of 3/31/09)
(as of 3/31/09)
394
394
438
438
188 New Vessels
188 New Vessels
81 Scrapped
81 Scrapped
357 Sold
357 Sold
(Since 4/1/99)
*